UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 8, 2013
_________________________

ILLINOIS TOOL WORKS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4797	36-1258310
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3600 West Lake Avenue, Glenview, IL		60026-1215
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 847-724-7500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.          Results of Operations and Financial Condition

As previously announced by Illinois Tool Works Inc. (the “Company”), on September 24, 2013, the Company’s board of directors authorized a plan to commence a sale process for its Industrial Packaging segment and plans to report these businesses as discontinued operations in the third quarter of 2013. The Company also committed to plans for the divestiture of a construction distribution business previously included in the Construction Products segment and a specialty coatings business previously included in the Polymers & Fluids segment. Accordingly, on October 8, 2013, the Company released its pro forma historical quarterly operating results with the reclassification of these businesses as discontinued operations in the financial information furnished as Exhibit 99.1 and Exhibit 99.2.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits

	Exhibit Number	Exhibit Description
	99.1	2013 and 2012 Pro Forma Statement of Income Restated for Discontinued Operations (furnished pursuant to Item 2.02).

	99.2	2013 and 2012 Pro Forma Segment Data Restated for Discontinued Operations (furnished pursuant to Item 2.02).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ILLINOIS TOOL WORKS INC.

Dated: October 8, 2013	By: /s/ Randall J. Scheuneman
Randall J. Scheuneman
Vice President & Chief Accounting Officer